WASATCH FUNDS, INC.
                         Supplement dated June 13, 2001
                    to the Prospectus dated January 31, 2001

This Supplement updates certain information contained in the Wasatch Funds Prospectus dated January 31, 2001 and supersedes the supplements dated March 16, 2001 and May 16, 2001. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1 (800) 551-1700 or you may download a Prospectus from our web site at WWW.WASATCHFUNDS.COM.
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In the Prospectus, the following information is to be inserted under the heading
"Wasatch Core Growth Fund" on pages 6 and 20:

Effective June 13, 2001, the Wasatch Core Growth Fund is open to new and existing investors who purchase shares directly through Wasatch Funds. The Core Growth Fund remains closed to new investors through third parties such as brokers or banks as of the March 16, 2001 closing date.


In the Prospectus, the following information is to be inserted under the heading "Wasatch Small Cap Value Fund" on pages 8 and 21:

Effective June 13, 2001, the Wasatch Small Cap Value Fund is open to new and existing investors who purchase shares directly through Wasatch Funds. The Small Cap Value Fund is closed to new and existing investors through third parties such as brokers or banks as of June 13, 2001.


In the Prospectus, the following information replaces the section with the heading "Who Can Purchase Shares in the Micro Cap Fund" on page 39:

WHO CAN PURCHASE SHARES IN CLOSED OR SEMI-CLOSED FUNDS (MICRO CAP, CORE GROWTH AND SMALL CAP VALUE)
(Also see "To Purchase Shares" on page 37.)

o The Micro Cap Fund closed to new investors on March 31, 2000.

o The Core Growth Fund opened to new and existing investors who purchase shares directly through Wasatch Funds on June 13, 2001. The Core Growth Fund remains closed to new investors through third parties such as brokers or banks as of the March 16, 2001 closing date.

o The Small Cap Value Fund opened to new and existing investors who purchase shares directly through Wasatch Funds on June 13, 2001. The Small Cap Value Fund is closed to new and existing investors through third parties such as brokers or banks as of June 13, 2001.

o Micro Cap Fund shareholders as of the March 31, 2000 closing date and Core Growth Fund shareholders who purchased shares through a third party as of the March 16, 2001 closing date, and certain others may continue

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  to add to their respective accounts through the reinvestment of dividends and cash distributions on any shares owned and through the purchase of additional shares.

o Micro Cap Fund shareholders as of March 31, 2000 and Core Growth Fund shareholders through third parties as of March 16, 2001 may also open and add to Fund accounts that use the same Social Security Number or name of the registered shareholder as the accounts existing as of the closing date.

o Custodians named on accounts for minors (children under 18) in the Micro Cap Fund may open new accounts.

o Custodians named on Core Growth Fund accounts that were opened through a third party for minors (children under 18) may open new accounts.

o Financial planners whose clients are Micro Cap and Core Growth Fund shareholders may continue to purchase shares in these Funds for new and existing clients.

o Financial planners whose clients are Small Cap Value Fund shareholders may continue to purchase shares for existing clients but not new clients.

o At the discretion of the Advisor, the Core Growth Fund may be available through certain firms which provide administrative services to their customers who are beneficial owners of Fund shares.

o Directors of the Funds and employees, affiliates and directors of Wasatch Advisors, Inc. may continue to open new accounts.

o Participants in certain 401(k) plans may open new accounts and purchase Micro Cap, Core Growth and SmallCap Value Fund shares.

o Any Funds that are closed or semi-closed may resume sales to investors at some future date to take in additional assets that the Advisor believes will help maintain such Fund at an optimal size. To find out if a Fund is open, please call a Shareholder Services Representative at 1 (800) 551-1700 or visit our web site at www.wasatchfunds.com.
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In the Prospectus, the following information is to be inserted under the headings:

1) "Wasatch Small Cap Growth Fund" on pages 4 and 20;
2) "Wasatch Ultra Growth Fund" on pages 10 and 22; and
3) "Wasatch Global Technology Fund" on pages 12 and 22.

The Advisor may close the Fund to new investors before assets reach a level the Advisor believes may prove detrimental to the Fund. Once closed, due to market conditions or cash outflows, the Fund may reopen from time to time to take in additional assets that the Advisor believes will help maintain the Fund at an optimal size. To find out if the Fund is open, please call a Shareholder Services Representative at 1 (800) 551-1700 or visit our web site at WWW.WASATCHFUNDS.COM.
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